SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported)

                            December 17, 1996


                     PRINCETON AMERICAN CORPORATION

         (Exact Name of Registrant as Specified in its Charter)



                                  0-5141
                         (Commission File Number)


Nevada                                                           22-1848644
(State or other jurisdiction                                  (IRS Employer
of incorporation)                                       Identification No.)


          2222 East Camelback Road, Suite 200, Phoenix, AZ 85016
                  (Address of principal executive office)


                              (602) 954 2600
           (Registrant's Telephone Number, Including Area Code)






                                 FORM 8-K


The Company filed for bankruptcy relief under Chapter 11 of the Bankruptcy Code on December 11, 1996. Although management believes that the Company is solvent and capable of paying its bills, this filing was caused by demands and legal pressures exerted by a former officer of the Company. Ongoing negotiations may enable the Company to be released from this action in a short time.



                                SIGNATURES



Pursuant to the requirement of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRINCETON AMERICAN CORPORATION
                              (Registrant)


                              By   S/ DALE E. EYMAN
                                   DALE E. EYMAN, Chairman and
                                   and Chief Executive Officer



December 17, 1996